Loss on Dissolution of a Foreign Subsidiary	12 Months Ended
Dec. 31, 2011
Loss on Dissolution of a Foreign Subsidiary [Abstract]
LOSS ON DISSOLUTION OF A FOREIGN SUBSIDIARY

NOTE 3 – LOSS ON DISSOLUTION OF A FOREIGN SUBSIDIARY

In the fourth quarter of 2009, the Company dissolved an insolvent European subsidiary resulting in a pre-tax expense of $21,923 consisting primarily of current and non-current asset write-downs of $11,637 and severance expense of $5,161. The majority of the severance expense was paid in 2010, and the remaining amount was paid in 2011. The expense was recorded as a separate line item on the Statements of Consolidated Income due to the significant nature of the dissolution. The Company restructured other business units to maintain service to the majority of its European customers. The impact of the expense on basic and diluted net income per common share for 2009 was $.05 per share.